Exhibit 99.1
INVESTOR MEETINGS September 2010

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Participants Bill Jasper Chief Executive Officer Ron Smith Chief Financial Officer Roger Berrier Executive VP of Sales, Marketing & Asian Operations 3

Industry/Business 4

Growing Global Textile Fibers Market 5 ___________________________ Source: PCI Fibers Global consumption of textile fibers grows based on population and affluence Global Textile Markets Approximately 157 billion pounds of textile fibers sold annually 3%+ annual growth in global textile fibers projected from 2010 to 2015 4%+ annual growth in global polyester fibers projected from 2010 to 2015 Polyester fibers' growth in market share: 22% in 1999, 47% in 2010, projected at 50% in 2015 Cost efficient alternative to functional fibers Superior functionality compared to commodity fibers like cotton Man-made fibers allow more acreage for food supply in countries like China

U.S. Textile & Apparel Industry 6 ___________________________ Source: NCTO , Textile World, and Fiber Economic Bureau Remains a large and important component of the U.S. economy Approximately a $63 billion industry in 2009 and projected to grow by 6% in 2010 Investment of $8.7 billion in PP&E from 2005 to 2008 3rd largest exporter of textile products - $14 billion Much of the exports utilize regional trade preferences 422,000 domestic employees, one of the largest manufacturing employers in the U.S. 50% productivity improvement over the last decade 2nd ranked improvement among all U.S. industrial sectors Modest revival of the regional textile and apparel industry in 2009/2010 In 2009/2010 - 12 U.S. domestic plant expansions In 2009/2010 - 15 Central American plant expansions

U.S. Polyester and Nylon Market Trends 7 ___________________________ Source: Fiber Economic Bureau, OTEXA U.S. Polyester and Nylon Market Rebound starting in the second half of 2009 due to demand recovery in most end-use market segments U.S. Polyester and Nylon Filament Yarn Consumption

Retailer Product Manufacturer Fabric Producer Synthetic Fiber Manufacturer POY Manufacturer Unifi Supply Chain Overview 8 Para-xylene (PX) Purified Terephthalic Acid (PTA) Mono ethylene Glycol (MEG) Polyester Raw Materials Hexamethylene- dianmine-HMDA Adipic Acid (AA) Cyclohexane Propylene Ammonia Nylon Raw Materials Unifi fills integral role in synthetic fiber supply chain Strong North American raw materials production base Trade protected market environment

Raw materials represent 60% to 65% of total costs RM price gap between U.S. and Asia narrowed since middle of 2009 FY 08 dynamics - Crude oil price spike and MEG capacity curtailment FY 09 dynamics - Deep economic recession, crude oil decline and weak demand FY 10 dynamics - Tight PTA & MEG supply, crude oil price recovery and global demand upturn Polyester Raw Material Price Trends 9 ___________________________ Source: PCI Fibers, Unifi internal estimates Source: PCI Fibers, Unifi internal estimates Source: PCI Fibers, Unifi internal estimates

Nylon Raw Material Price Trends 10 ___________________________ Source: PCI Fibers, Unifi internal estimates Upward pressure seen in all nylon ingredients in last 4 quarters due to improved world-wide demand, re-tightening of supply, higher crude values and producers' improving margins

Company Overview 11

Texturing Machines Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching the POY as it passes through the texturing unit Our Manufacturing Processes 12

Unifi's Global Operations 13 Manufacturing & Office Business Unit / Office Joint Venture U.S.A. El Salvador Colombia Brazil China Israel (JV) Canada Consolidated Sales by Asset Location ($617 million in FY '10) U.S. 74% Other 5% Brazil 21%

U.S.A. Product Segmentation - FY 2010 Diverse product offering sells into the apparel, hosiery, furnishings, automotive and industrial markets Compliant sales account for approximately 56% of the company's total sales Large majority of U.S. customers are domestic weavers and knitters Most free trade benefits come through domestic customers' shipments of fabrics into region Regional yarn origin required in free trade agreements (NAFTA, CAFTA, ATPA) Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security U.S. Sales by Product (1) Diverse products and regional requirements U.S. Sales by Origin Requirement ___________________________ (1) Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on FY 2010 sales revenue for sales by product. (2) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and U.S. Military agreements to produce duty-free finished goods and US origin fiber requirement. Estimates based on FY 2010 sales by category and division. U.S. Direct Sales by Region Commentary 14 CAFTA 10% Other 3% U.S. Domestic 78% NAFTA / ATPA 9% Poly POY, 9% Poly DTY, 34% Nylon, 33% Other, 25% Non- Compliant 44% Compliant (2) 56%

U.S. Customer & Channel Segmentation - FY 2010 Fiber/yarn demanded by a wide variety of customers Approximately 650 polyester customers and approximately 200 nylon customers served from U.S. operations Top 5 U.S. customers include Polyester - Milliken, Polartec, Glen Raven, International Textile Group and American & Efird Nylon -Hanesbrands (HBI), Acme-McCrary, Fruit of the Loom, Kayser Roth Hosiery and Renfro In fiscal 2010, Hanesbrands accounted for 9.8% of consolidated sales Top 50 customers in the U.S. represent 67% of net sales Health of aging accounts receivable continues to improve - approximately 94% of accounts are current within 15 days U.S. Sales by Customer Strong diversity of customer base, distribution channels and products Commentary U.S. Sales by Product Category ___________________________ (1) Estimates for the combined Apparel and Hosiery Segments Distribution Channel (1) 15 PVA 12% Commodity 58% Specialty / Diff. 30% Mass 41% Department 18% Other, 15% Specialty 26% HBI, 12% Next 4, 16% Next 35, 22% Other, 33% Next 10, 17%

Regional leader in the processing of multi-filament polyester and nylon yarns U.S. Nylon Covered Yarn Production Share U.S. Nylon Textured Yarn Consumption Share U.S. Polyester Textured Yarn Consumption Share ___________________________ Source: Unifi internal estimates U.S. Dyed Yarn Production Share Leading Market Position - 2009/2010 16 Other Domestic 75% Unifi 25% Unifi 50% Other Domestic 29% Imports 21% Other Domestic 21% Regional Imports 11% Other Imports 20% Unifi 48% Unifi 52% Other Domestic 48%

Market Segmentation 17

Diverse product segmentation = diverse customer base Import competition varies by market segment Regional trade requirement key to volume stability for apparel and hosiery segments Continued growth opportunity for PVA products U.S. Sales Revenue by Product Segment Unifi Sales Segmentation 18 ___________________________ Source: Unifi internal estimates 43% 43% 45% 45% 22% 20% 21% 20% 16% 13% 14% 14% 10% 14% 13% 14% 7% 6% 4% 5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY 2007 FY 2008 FY 2009 FY 2010 Other Automotive Industrial Furnishings Hosiery Apparel

Apparel Segment 19 U.S. Apparel Retail Sales & Inventory Days ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Consumer spending on apparel sharply improved over last two quarters Retail inventory levels (days in inventory) at lowest in 3 years Retail inventory levels (days in inventory) at lowest in 3 years Retail inventory levels (days in inventory) at lowest in 3 years

U.S.A. Source of Synthetic Apparel Supply 20 ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Regional market share has stabilized and is expected to remain flat or increase in 2011 Regional break-out of 19% share consists of 4% U.S. Domestic, 10% CAFTA, and 5% NAFTA / ATPA Brands and retailers see regional supply as vital to their global sourcing strategy Majority of retailers and brands indicate holding or increasing regional sourcing levels in the coming years 56% 54% 48% 43% 38% 34% 30% 24% 22% 18% 19% 10% 10% 13% 16% 19% 31% 34% 41% 41% 49% 34% 36% 39% 41% 43% 35% 37% 35% 36% 32% 29% 52% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% CY 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY 2005 CY 2006 CY 2007 CY 2008 CY 2009 CY 2010 Est. Regional (U.S., Central America, NAFTA, ATPA) Greater China ROW Asian Financial Crises WTO Quota Removal China Safeguards Removal Regional Sourcing Recovery

Regional Trade (NAFTA / CAFTA / ATPA) U.S. and regional trading partners provide competitive advantages High-quality for critical end-uses Product innovation Compressed supply chain/quick turns Competitive pricing Duty-free movement among participants Requires garment to be fully formed in region Compliant yarn must be extruded in region Duty free benefit - 28% to 32% on man-made fiber garments CAFTA Region Regional imports dropped in 2009 due to economic downturn plus the removal of China safeguards Recovery in 2010, market share expected to hold or slightly increase 15 companies have announced plant expansions over the last 12 months Importance of Regional Trade - Synthetic Apparel Importance of Regional Trade - Synthetic Apparel 21 Synthetic Apparel Imports from CAFTA ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Apparel Sourcing Outlook - Retailer / Brand Sourcing Plan based on 70+ Companies Plan based on 70+ Companies Plan based on 70+ Companies

Hosiery and Socks Segment 22 ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates U.S.A. Sheer Hosiery Supply by Source U.S.A. Socks Supply by Source Strong regional (NAFTA, CAFTA, ATPA) supply base vital to this segment Beneficial supply chain partnerships (e.g. Hanesbrands) Positive consumer trends for hosiery and shapewear NAFTA, CAFTA, ATPA 36% Rest of the World Imports 64% NAFTA, CAFTA, ATPA 66% Rest of the World Imports 34%

Furnishings Segment 23 U.S. Furnishings Retail Sales & Inventory Days Import Penetration by End-Use ___________________________ Source: Dept of Commerce; Mann, Armistead & Epperson, Ltd. Market dominated by U.S. domestic sources Furnishings sales dependent upon housing market Heavily influenced by consumer confidence and credit availability Retail sales of furnishings remain approximately 15% below pre-recession levels, modest improvement recently Retail inventory of furnishings also remain higher than pre-recession levels Industry experts estimate a 5 to 6% annual average growth for the upholstered furniture segment between 2010 and 2014; 6 to 7% annual average growth for the mattress segment during the same period Factors impacting the forecasted growth rates are replacement market and revival of the housing market between 2010 and 2014 Forecast 6 to 7% AAGR 2010 to 2014 Forecast 5 To 6% AAGR 2010 to 2014 2010 to 2014 2010 to 2014 2010 to 2014 2010 to 2014 U.S. Upholstered Furniture Consumption Imports 32% U.S.A. 68% U.S. Mattress Consumption Imports 5% U.S.A. 95%

Industrial and Automotive Segment

Industrial Segment Categories


All Others Un-specified
13%
Narrow Woven Fabrics
20%
Hose & Belting
7%
Electrical & Reinforced
Material
1%
Felts
3%
Filtration
6%
Rope, Cordage,
Fishline, etc.
4%
Broad Woven Fabrics
46%

* Broad Woven category includes end-uses like protective fabrics, tents, substrate fabrics, stitch-board fabrics, napery, tack cloth, boat covers, medical use fabrics, wiper cloth, etc.

- Wide variety of applications
- Defensible end-uses due to uniqueness and smaller order sizes

North American Auto Production


Forecast
Million Units
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
15.9
15.5
13.0
8.8
11.3
12.4
13.5
2006
2007
2008
2009
2010 E
2011 E
2012 E

- Auto production rebounded partially over last 3 quarters
- Production projected to increase by 25 to 30% in 2010 compared to last year
- Defensible against auto-textile imports due to quality, just-in-time and high specification requirement

Source: Dept of Commerce; Mann, Autonews, Federal Reserve

24

Business Focus 25

Our Focus for FY 2011 and Beyond Operating Environment Stabilization in the North American region Opportunities for incremental growth in global markets Strategy Sustain and continuously improve corporate profitability Statistical Process Control and Lean Manufacturing ($3 to $5 million of improvement annually) Share gain Mix enrichment Increase sales and earnings in global growth markets CAFTA plant Brazil specialty texturing China sales growth Invest in and grow PVA (Premier Value Added) products Backward integration Spinning flexibility Repreve Renewables Looking Forward FY '11 = Transition Year - Investing in quick pay-back and high return projects FY '12 and beyond = Continuous Improvement Realize the improvements in operating results Consolidate the gains Drive increased cash generation 26

Formation of UCA (Unifi Central America) in El Salvador Synthetic Apparel Imports from CAFTA CAFTA Market Dynamics CAFTA Market Dynamics 27 ___________________________ Source: U.S. Dept. of Commerce, OTEXA, O'Rourke Group Partners, Unifi internal estimates Apparel Sourcing Outlook - Retailer / Brand Sourcing Plan based on 70+ Companies Growing market - After a drop in 2009, CAFTA exports to U.S. projected to increase 20% in 2010 Cost competitive production base Improved customer service levels from local production and warehousing capability Improved customer service levels from local production and warehousing capability Improved customer service levels from local production and warehousing capability Improved customer service levels from local production and warehousing capability

Brazil Market Dynamics Polyester Textile Filament Market Trends Skilled and experienced local management team Improved demand at retail from economic recovery driving return to growth in fiber markets Market currently serviced by domestic production and imports Proven market leader in local market Flexible business model from production to sourcing Longer-term risk/opportunity from new market entrant 28 ___________________________ Source: ABIT, ABRAFAS, Unifi internal estimates

China Market Dynamics Chinese Polyester Market Chinese polyester production represents 63% of global market in 2009/2010 Textile filament average annual growth was 9 to 10% from 2005 till 2009 Projected growth rates for 2010 to 2015 is estimated at 4 to 5% Specialty and PVA yarn segment accounts for around 5% of the total market demand; and growth is expected to outpace market rates UTSC (Unifi Textiles (Suzhou) Ltd.) Established wholly-owned sales and marketing business focused on the sale of high-end and branded, premier value added products Globalized production of key Unifi brands, including REPREVE Strong downstream activity Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond Profit contribution in fiscal 2010 and beyond 29 ___________________________ Source: PCI Fibers, Unifi internal estimates Polyester Textile Filament Market Demand Polyester Textile Filament Market Demand UTSC Monthly Sales Volume - Lbs

Premier Value Added Products 30

Sales Revenue - U.S. PVA Gross Profit versus PVA Development Expenditure PVA portfolio represents 12% of U.S. sales and 15% of consolidated sales in fiscal 2010 Products utilized in apparel, contract, home furnishings, military, socks and hospitality Steady investment in R&D and commercialization of PVA products remains a strategic priority PVA improving from 2009 recession Premier Value Added products are key for future growth Target is to double PVA sales and profit in 3 years (FY 2014) Branded / PVA Product Success Branded / PVA Product Success 31 ___________________________ Source: Unifi internal estimates Source: Unifi internal estimates Source: Unifi internal estimates

Our PVA Brands 32

Our PVA Downstream Partners 33

Sustainability Sustainability 34 Repreve Global Volume Growth ___________________________ Source: Unifi internal estimates Backward Integration Backward Integration Kevin Plank, the Founder and CEO of Under Armour referred to the brand's new collection of recycled polyester products as "one of the most important stories that we have from an innovation standpoint." - Ecotextile News, Aug/Sept 2010 "Sustainability is key to Nike's growth and innovation," said Mark Parker, NIKE, Inc's, President and CEO. - Nike press release, 2010 Unifi believes in working hard to minimize its environmental impact by doing everything possible to achieve the highest standards for sustainable textiles. Repreve Recycling Center Create environmentally friendly products Conserve & Reclaim Water Reduce Energy Consumption Use of Returnable Packaging Operate fuel efficient transportation fleet Andy Vecchione, President of Polartec, LLC, states, "Unifi has been an excellent partner in our quest to deliver high performance, recycled content fabrics while reducing our overall footprint throughout the supply chain. The goal has always been to use as much post consumer content as possible. - Unifi press release, Jan 2010 Haggar's Senior Vice President of Marketing and Merchandising, Jon Ragsdale. "Our goal was to provide eco- conscious consumers with a sustainable pant that's focused on style, comfort and value, while supporting environmental conservation." - Unifi press release, Sept 2010

REPREVE REPREVE REPREVE 35 ___________________________ Source: Unifi internal estimates Brand Principles Making REPREVE From Recycled Materials - The Authentic 100% Recycled Fiber of Choice Making Recycled Fibers Certifiably Sustainable - U TRUST(tm) Verification program with Fiberprint (tm) Technology Competitive Textile Solutions - Extensive recycled product line Branding Partnerships for Stronger Marketing - REPREVE FOR THE PLANET, a consumer-engaging program that helps REPREVE GIVE BACK www.repreve.com

Financial Overview 36

Summary of Selected Financial Data ($ in millions) Consolidated Operating Results Overview 37 ___________________________ FY 11 Projections based on management's publicly disclosed guidance on the July 29th 2010 Earnings Conference call and the update to such guidance provided herein $713 $554 $617 $643 7.7% 4.2% 9.0% 10.1% $0 $100 $200 $300 $400 $500 $600 $700 $800 FY08 FY09 FY10 FY11 Projection 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Net Sales Adjusted EBITDA Margin Projection ($ in millions) FY11 Adjusted EBITDA $65 Capital Expenditures 22 Cash Interest Expense 19 Cash Taxes 5 Free Cash Flow $19 Working Capital Investment 11 Free Cash Flow Operations $8

Parkdale America, LLC ___________________________ Includes the results of the Hanesbrands transaction, which closed on October 28, 2009. PAL Adjusted EBITDA equals the sum or Income from Operations and Depreciation and Amortization as provided in our June 27t, 2010 10-K 3. EAP assistance programs was enacted on August 1st, 2008 as a part of the 2008 Farm Bill . The program provides for economic assistance in the amount of 4 cents per pound of cotton consumed and the program generally requires the economic assistance to be re-invested into qualify capital expenditures. 38 ($ in millions) FY 2008 FY 2009 FY 2010 (1) Net Sales $460.5 $408.8 $599.9 % change 4.6% (11.2%) 46.7% Income from Operations $10.4 $14.1 $37.4 Depreciation and Amortization $17.8 $18.8 $21.2 PAL Adjusted EBITDA $28.2 $32.9 $58.6 (2) % of Net Sales 6.1% 8.0% 9.8% EAP Cotton Rebate Program (3) Economic Assistance Received $0.0 $14.0 $22.3 Amount Recognized into Income $0.0 $5.6 $17.6 Deferred Benefit $0.0 $8.4 $4.7 % of Net Sales 0.0% 2.1% 0.8%

Long-term Capital Structure No on-going maintenance covenants Limited ability to make restricted payments Restrictions on use of proceeds from asset sales Restricted Cash Excess Proceeds Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption 105.750 from May 2010 102.875 from May 2011 Par from May 2012 $164 million of 11.5% 2014 Senior Secured Notes Unifi has a stable capital structure with covenant-light debt instruments Amended Revolving Credit Agreement Matures September 9, 2015 $100 million facility with $50 million spring Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than 15% of facility Limited restricted payment provisions, as long as availability is greater than 27.5% of facility Provisions to facilitate refinance/repayment of 2014 Notes Interest based on LIBOR plus 200 to 275 basis points Overnight borrowings at Prime Rate plus 75 to 150 basis points 39

Summary of Selected Financial Data Capital Strategy = Optimizing Cost of Capital 40 Fiscal 2011 = Transition year $15 million of strategic capital expenditures Incremental investment in global growth markets Funding working capital needs from recovery Initial move to lower interest burden = $15 million redemption of 2014 Notes Fiscal 2012 and beyond Focus on cash generation Opportunistically seek possibilities to deleverage Optional redemption of 2014 Notes from excess domestic cash Balance call premiums and opportunities to lower rate/limit restrictions ___________________________ FY 11 Projections based on management's publicly disclosed guidance on the July 29th 2010 Earnings Conference call and the update to such guidance provided herein Projection (Dollars in millions) FY 2008 FY 2009 FY 2010 FY 2011 Adjusted EBITDA $55.2 $23.3 $55.3 $65.0 % of Net Sales 7.7% 4.2% 9.0% 10.1% Total Debt $211.5 $187.2 $179.4 Cash and Restricted Cash $55.6 $49.6 $42.7 Net Debt $155.9 $137.6 $136.7 Credit Statistics Total Debt to Adjusted EBITDA 3.8 8.0 3.2 Net Debt to Adjusted EBITDA 2.8 5.9 2.5

Summary and Review Stable operating environment with incremental growth opportunities Focus on continuous improvement and mix enrichment Expansion opportunities in global growth markets Central America, China and Brazil Re-investing in Premier Value Added products Continued improvement of Balance Sheet and related benefits from optimizing cost of capital 41

Questions 42

Adjusted EBITDA Reconciliation 43 (Dollars in thousands) FY 2007 FY 2008 FY 2009 FY 2010 Net income (loss) (115,792) $ (16,151) $ (48,996) $ 10,685 $ Income from discontinued operations, net of tax (1,465) (3,226) (65) - Provision (benefit) for income taxes (21,769) (10,949) 4,301 7,686 Interest expense, net 22,331 23,146 20,219 18,764 Depreciation and amortization expense 43,724 40,416 31,326 26,312 Equity in (earnings) losses of unconsolidated affiliates 4,292 (1,402) (3,251) (11,693) Write-down of investment in unconsolidated affiliates 84,742 10,998 1,483 - Goodwill impairment - - 18,580 - Write-down of long-lived assets 16,731 2,780 350 100 (Gains) losses on sale of PP&E (1,225) (4,003) (5,856) 680 Non-cash compensation, net of distributions 3,232 359 1,500 2,555 Currency and derivative (gains) losses (111) (265) 354 (145) Gain on extinguishment of debt - - (251) (54) Restructuring charges (recoveries) (157) 4,027 53 739 Executive severance charges - 4,517 - - Plant shutdown expenses - 3,742 30 - Deposit write-offs - 1,248 - - Asset consolidation and optimization expense - - 3,508 - Medical reserve charge 864 - - - Non-cash accounts receivable write-off 7,016 - - - Gain from sale of nitrogen credits - - - (1,400) Foreign subsidiary start-up costs - - - 1,027 Adjusted EBITDA 42,413 $ 55,237 $ 23,285 $ 55,256 $

Non-GAAP Financial Measures 44 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted EBITDA Adjusted EBITDA represents net income or loss before income tax expense, interest expense, net, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets, write down of investment in unconsolidated affiliates, non-cash compensation expense net of distributions, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains and losses, gain on extinguishment of debt, goodwill impairment, restructuring charges and recoveries, asset consolidation and optimization expense, gain from the sale of nitrogen credits, foreign subsidiary startup costs, plant shutdown expenses, executive severance charges, deposit write offs, medical reserve charge and non-cash accounts receivable write off. We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA, because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. Adjusted EBITDA is an alternative view of performance used by management, and we believe that investors' understanding of our performance is enhanced by disclosing this performance measure. Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation for our employees pursuant to their compensation arrangements. We believe that the use of Adjusted EBITDA as an operating performance measure provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Continued Non-GAAP Financial Measures 45 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our on-going operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. Projected fiscal year 2011 Adjusted EBITDA: With respect to the forward-looking non-GAAP financial measure "Adjusted EBITDA" we referenced for fiscal 2011, the comparable GAAP financial measure "Net Income" is not accessible on a forward-looking basis. For purposes of reconciling the forward-looking Adjusted EBITDA, we would make adjustments of the type referenced for prior periods, and we would estimate the material adjustments for interest expense, income tax, and depreciation and amortization to be $19 million, $5.2 million, and $27.3 million, respectively, for fiscal 2011. The forward-looking adjustment for equity in (earnings) losses of unconsolidated affiliates cannot be reasonably estimated.